WILSHIRE TARGET FUNDS, INC.
                            (the "Company")

                   Supplement dated January 16, 2002
   to the Prospectuses of the Company each dated December 21, 2001

On January 15, 2002, the Board of Directors of the Company called a special meeting of stockholders of the Company to be held on March 27, 2002 (the "Meeting"). At the Meeting, the stockholders of each investment portfolio of the Company (each a "Portfolio") will be asked to vote on the following matters:

1. The re-election of the existing three independent
Directors, and the election of two officers of Wilshire
Associates Incorporated ("Wilshire") as new Directors;

2. The approval of a new sub-advisory agreement between Wilshire and SR Investment Management, Inc., a company organized in connection with the mutual agreement of Wilshire and certain of its employees who have been involved in the management of the Portfolios that such employees would leave Wilshire on March 31, 2002 to organize a new investment management firm; and

3. The approval of a new advisory agreement with Wilshire, permitting Wilshire and the Board of Directors to retain multiple sub-advisers for the Portfolios in the future under certain circumstances without the necessity of future stockholder meetings. Neither
Wilshire nor the Board has any current plans to retain any other sub-advisers on behalf of the Portfolios.
However, they believe that, as the investment process of the Portfolios (other than the Wilshire 5000 Index
Portfolio) has included enhanced quantitative factor modeling to add value in a risk-controlled manner since
January 2000, the ability to retain additional sub-advisers without undue delay and expense could provide desirable flexibility to improve the returns of one or more of the Portfolios on a risk-adjusted basis in the future. Any such changes in a Portfolio's sub-advisers will be made in an evolutionary manner, to avoid dramatic changes in the Portfolio's investment approach.

   The proposed new advisory agreement leaves the annual advisory fee for the Wilshire 5000 Index
Portfolio unchanged, and provides Wilshire the ability to charge higher annual fees for the other Portfolios
(up to 0.75% of average daily net assets for the Large
Company Growth and Value Portfolios and up to 0.85% of average daily net assets for the Small Company Growth and Value Portfolios). Wilshire has agreed to waive any fee increases until August 31, 2002, and thereafter until both Wilshire and a majority of the independent
Directors conclude that any such increase is merited in view of the retention of additional sub-advisers or other future developments.

The matters noted above will be discussed in detail in the proxy materials related to the Meeting which will be distributed to stockholders of record at the close of business on January 21, 2002.

            INVESTORS SHOULD RETAIN THIS SUPPLEMENT
             WITH THE PROSPECTUSES OF THE COMPANY
                     FOR FUTURE REFERENCE.